EXHIBIT 10.91


$500,000.00                                               As of February 5, 2004
                                                           Springfield, Missouri

                                 PROMISSORY NOTE


     FOR VALUE RECEIVED, the undersigned, TRAVIS BOATS & MOTORS, INC. a Texas corporation ("Parent"), TRAVIS BOATING CENTER FLORIDA, INC., a Texas corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TRAVIS BOATING CENTER OKLAHOMA, INC., an Texas corporation, TRAVIS BOATING CENTER MISSISSIPPI, INC., a Texas corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, and TRAVIS BOATING CENTER GEORGIA, INC., a Texas corporation (collectively, "Borrower"; all references to Borrower or "the undersigned" shall mean each of them, jointly and severally, individually and collectively, and the successors and assigns of each) hereby unconditionally promises to pay to the order of TMRC, L.L.P., a Missouri limited liability partnership, or its assigns ("Lender") at 2500 East Kearney Street, Springfield, Missouri 65803 the principal sum of: (a) Five Hundred Thousand and 00/100 Dollars ($500,000.00), or so much thereof as may have been disbursed from time to time hereunder (the "Loan"), together with interest accrued thereon (collectively, the "Obligations"). Amounts repaid may not be reborrowed.

     Interest shall accrue on the Loan from and after the date hereof through February 4, 2005, regardless of whether or not demand for payment, as permitted in the next succeeding sentence of this paragraph, has been made, at the rate of ten percent (10%) per annum, and thereafter, at the rate of eighteen percent (18%) per annum. All amounts of the principal of the Obligations not repaid in full by May 5, 2004 shall thereafter be payable ON DEMAND. All interest accrued on the Obligations will be payable on May 5, 2004, and to the extent not then paid, will be payable thereafter ON DEMAND, and shall bear interest from and after such demand is made at the rate of eighteen percent (18%) per annum. Notwithstanding the foregoing, in no event shall the interest contracted for, charged or received on this Note ever exceed the maximum interest rate permitted by applicable law.

     Sums shall be disbursed under the Loan by Lender to Borrower hereunder as follows:

     (1) On the date of this Note, Lender shall advance the sum of Two Hundred Thousand and 00/100 Dollars ($200,000.00) to Borrower (the "Initial Advance"); and

     (2) Following the Initial Advance, each subsequent advance ("Advance") shall be made upon the request of Parent. Each such request for an Advance shall be made in writing to Lender, which may be transmitted by fax or e-mail specifying the date of the requested Advance and the amount thereof, and shall be made only by the reconstituted Operations Committee of the Board of Directors of Parent. Notwithstanding the foregoing, Lender shall not be required to make any Advance hereunder on or after May 5, 2004, or so long as an Event of Default exists or any event shall exist that with the passage of time or the giving of notice, or both, would constitute an Event of Default.

     The holder of this Note shall have the right to accelerate the maturity of this Note without prior notice, and declare all outstanding and unpaid principal and interest immediately due and payable, and exercise any other remedy available under federal or state law upon the occurrence of any of the following events (each being an "Event of Default") but only if Lender, in its sole discretion, declares an Event of Default (such declaration to be made in writing and delivered to Borrower by facsimile transmission, e-mail or in any other reasonable manner):

     (1) if any payment under this Note is not made promptly when due;

     (2) if Borrower shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself, himself or herself or of a substantial part of its, his or her Property, (iv) file an answer admitting the material allegations of a petition filed against itself, himself or herself in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its, his or her inability or fail generally to pay its, his or her debts as they become due or (vii) take any corporate or other action for the purpose of effecting any of the foregoing;

     (3) if an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Borrower, or of a substantial part of the property of Borrower, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of Borrower or of a substantial part of the property of Borrower or (iii) the winding up or liquidation of Borrower; and such proceeding or petition shall continue undismissed for thirty (30) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for thirty (30) consecutive days;

     (4) if Borrower shall fail to perform or observe any term, covenant or provision contained in this Note;

     (5) if any default or event of default shall occur under or within the meaning of any note made by Borrower or any security document or any other loan document related thereto evidencing indebtedness of Borrower of more than Fifty Thousand Dollars ($50,000); or

     (6) upon the sale, exchange or transfer (by operation of law or otherwise) of all or substantially all of the assets of Borrower.

     Notwithstanding the foregoing, Borrower agrees that from and after May 5, 2004, Lender shall have the right from time to time to, without prior notice or demand, set-off, appropriate and apply toward the payment of any amount due hereunder in such order of application as Lender may determine in its sole discretion, any cash, credits, deposits, accounts, securities, and any other property of Borrower in the possession, custody or control of Lender, including, without limitation, any rebates, co-op, or promotional allowances (collectively, the "Set-Off Funds").


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

     If this Note or any interest thereon is not paid when due by reason of acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or foreclosure, or if Lender is the prevailing party in any other litigation in any way relating to the loan evidenced hereby, Borrower promises to pay, in addition to the amount due hereon, the reasonable costs and expenses of collection and foreclosure hereof or in prosecuting or defending any such claim, including, but not limited to reasonable attorney's fees, whether or not litigation is commenced, and reasonable attorney's fees for representation in any proceedings instituted under the Bankruptcy Code. All parties herein severally waive presentment, demand for payment, notice of dishonor, protest and notice of protest.

     This Note is made in the State of Missouri and shall be governed by and interpreted in accordance with the internal substantive laws (other than conflicts-of-law principles) of the State of Missouri regardless of the location of any obligor hereunder and regardless of whether this Note is executed outside the State of Missouri.

     In the event that any provision or clause of this Note is held by a court to be invalid or unenforceable or to conflict with applicable law, such invalidity, unenforceability or conflict shall not affect other provisions of this Note which can be given effect without the invalid, unenforceable or conflicting provision, and to this end, the provisions of this Note are declared to be severable. Without limiting the foregoing, in the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge for which provision is made in this Note, whether considered separately or together with other charges permitted to be collected from Borrower as a part of the transaction represented by this Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by this Note.

     Each maker, surety, endorser, accommodation party or guarantor of this Note accepts the exclusive subject matter and personal jurisdiction of the state and federal courts located in the State of Missouri in connection with any controversy related to this Note, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Note shall be venued in either the Circuit Court of Greene County, Missouri, or the United States District Court, Western District of Missouri, Southern Division.


STATUTORY NOTICE:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (Lender) FROM
MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE REACH  COVERING  SUCH
MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY.


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

     IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.

                                       "BORROWER"

                                       TRAVIS BOATS & MOTORS, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


                                       TRAVIS BOATING CENTER FLORIDA, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


                                       TRAVIS BOATS & MOTORS BATON ROUGE, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


                                       TRAVIS BOATING CENTER OKLAHOMA, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


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

                                       TRAVIS BOATING CENTER MISSISSIPPI, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


                                       TRAVIS BOATING CENTER LOUISIANA, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


                                       TRAVIS BOATING CENTER GEORGIA, INC.


                                       By:______________________________________
                                       Title:___________________________________
                                       Name:____________________________________


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